                                   $39,250,000
      The Industrial Development Authority of the City of Show Low, Arizona
                       Solid Waste Disposal Revenue Bonds
                  (Snowflake White Mountain Power, LLC Project)
                                   Series 2006
                                                                   Exhibit 10.40
                             BOND PURCHASE AGREEMENT

                             Dated September 7, 2006

The Industrial Development Authority
   of the City of Show Low, Arizona
550 North 9th Place
Show Low, Arizona 85901

Snowflake White Mountain Power, LLC
3418 North Val Vista Drive
Mesa, Arizona 85213

Ladies and Gentlemen:

     Thornton Farish Inc. (the "Underwriter") offers to enter into the following agreement with Snowflake White Mountain Power, LLC, an Arizona limited liability company (the "Company"), and a wholly-owned indirect subsidiary of NZ Legacy, LLC, an Arizona limited liability company, and The Industrial Development Authority of the City of Show Low, Arizona (the "Issuer"), a nonprofit corporation designated as a political subdivision under the laws of the State of Arizona, which, upon the acceptance by the Company and the Issuer of this offer, will be binding upon the Company and the Issuer and, subject to the terms and conditions set forth herein, upon the Underwriter. Terms not otherwise defined herein shall have the same meanings assigned to such terms in the Indenture hereinafter referred to.

     This offer is made subject to acceptance by the Company and the Issuer on or before 5:00 p.m., eastern time, on the date hereof.

     SECTION 1. PURCHASE AND SALE OF THE BONDS. (a) Upon the terms and conditions and upon the basis of the respective representations, warranties and covenants herein, the Underwriter hereby agrees to purchase from the Issuer, and the Issuer hereby agrees to sell to the Underwriter, $39,250,000 aggregate principal amount of the Issuer's Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006 (the "Bonds"), bearing interest as described in the Official Statement (as defined below), at the purchase price of 99.25% of the principal amount thereof plus accrued interest (if any) thereon to the date of Closing (as defined in Section 5 hereof). The obligations of the Issuer to sell, and of the Underwriter to purchase hereunder, are with respect to all (but not less than all) of the Bonds.

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     (b) The Bonds shall be substantially as described in the Official Statement dated September 7, 2006 relating to the Bonds (including the cover page thereof and the Appendices thereto, as it may be amended or supplemented from time to time, the "Official Statement"), and in the Indenture of Trust dated as of September 1, 2006 (the "Indenture") between J.P. Morgan Trust Company, National Association acting as Trustee (the "Trustee") and the Issuer, authorizing the issuance of the Bonds, which shall be issued and secured under and pursuant to the Indenture. The proceeds of the sale of the Bonds will be used to provide funds to loan to the Company pursuant to the Loan Agreement dated as of September 1, 2006 (the "Loan Agreement"), between the Issuer and the Company, to finance the costs of the acquisition, construction and installation of certain solid waste disposal facilities (the "Project") for use by the Company, as part of the Company's electric generation facility in Navajo County, Arizona. The Company will also cause CoBank, ACB (the "Fronting Credit Facility Provider"), to deliver its irrevocable direct-pay letter of credit (the "Fronting Credit Facility") to the Trustee and will cause JPMorgan Chase Bank, N.A. (the "Confirming Credit Facility Provider") to deliver its irrevocable confirmation (the "Confirming Credit Facility" and, together with the Fronting Credit Facility, the "Initial Credit Facility") to the Trustee, to support payment of the principal and purchase prices of and interest on the Bonds during the term of the Initial Credit Facility. Pursuant to the Fronting Credit Facility Agreement (as defined in the Indenture), the Company will agree to reimburse the Fronting Credit Facility Provider for amounts drawn on the Fronting Credit Facility. The Company's obligations under the Fronting Credit Facility Agreement will be secured by certain collateral documents of the Company, including a Bond Pledge Agreement, dated as of September 1, 2006, between the Company and the Fronting Credit Facility Provider (the "Pledge Agreement") (collectively, the "Collateral Documents"). Pursuant to the Confirming Credit Facility Agreement
(as defined in the Indenture), the Fronting Credit Facility Provider will agree to reimburse the Confirming Credit Facility Provider for amounts drawn on the Confirming Credit Facility.

     SECTION 2. APPROVAL OF OFFICIAL STATEMENT AND OTHER DOCUMENTS. On or before the Closing, the Company shall deliver to the Underwriter such reasonable number of copies of the Official Statement as the Underwriter shall request. The Issuer and the Company authorize and approve the Official Statement and consent to the use by the Underwriter of the Official Statement. The Company and the Issuer have authorized or approved or will authorize or approve the Indenture, the Bonds, the Loan Agreement and the Tax Exemption Certificate and Agreement dated as of the date of Closing (the "Tax Agreement") among the Issuer, the Trustee and the Company, each with such changes made prior to Closing as may be approved by the Issuer, the Company and the Underwriter. The Issuer and the Company approve and consent to the use by the Underwriter of the Official Statement (including the cover page thereof and the Appendices thereto) in connection with the offering of the Bonds, which the Issuer and the Company heretofore deemed final as of its date within the meaning of Rule 15c2-12 of the Securities and Exchange Commission ("Rule 15c2-12").

     SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to and covenants with the Underwriter that:

          (i) The Company is a limited liability company duly organized and in good standing under the laws of the State of Arizona, and is duly qualified to conduct its

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     business as presently conducted and as contemplated in the Official
     Statement, except where the failure to be so qualified would not have a material adverse effect, financial or otherwise.

          (ii) The information with respect to the Company, the use of Bond proceeds, the Project and the descriptions of the Bonds, the Indenture and the Loan Agreement contained or incorporated by reference in the Official Statement as of the date hereof and as of the date of the Closing does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (iii) At or prior to the Closing, the Company will have entered into the Loan Agreement, the Tax Agreement, the Fronting Credit Facility Agreement, the Pledge Agreement, and the Remarketing Agreement dated as of September 1, 2006 with Thornton Farish Inc. (the "Remarketing Agreement") (such documents collectively referred to as the "Company Documents"). The Company Documents will thereupon constitute valid and binding agreements of the Company and, assuming the due authorization, execution and delivery by the other parties thereto, will be enforceable against the Company in accordance with their respective terms (subject in each instance to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to the availability of equitable remedies), except as any rights to indemnity contained therein may be limited by applicable law, including state and federal securities laws.

          (iv) This Bond Purchase Agreement has been authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto, is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to the availability of equitable remedies), except as rights to indemnity hereunder may be limited by applicable law, including federal and state securities laws.

          (v) Except as may be set forth in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending (and, to the knowledge of the Company, no basis therefor) or, to the knowledge of the Company, threatened, against or affecting the Company or the Project or involving the business or property of the Company wherein an unfavorable decision, ruling or finding would (a) adversely affect (i) the transactions contemplated herein or in the Company Documents or the Official Statement, or (ii) the validity or enforceability of the Company Documents, this Bond Purchase Agreement or any other material agreement or instrument to which the Company is a party and which is used or contemplated for use in the operation of the Project or in the consummation of the transactions contemplated herein or in the Company Documents or the Official

     Statement, or (b) have a materially adverse effect upon the financial condition or operations of the Company taken as a whole.

          (vi) The Company is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, lease, loan or other agreement to which the Company is a party or its property is subject which would have a materially adverse effect on its obligations hereunder or the transactions contemplated hereby or upon the financial condition or operations of the Company and its consolidated subsidiaries taken as a whole.

          (vii) The execution and delivery by the Company of this Bond Purchase Agreement and the Company Documents, and compliance with the provisions thereof and hereof, do not and will not conflict with or constitute on the part of the Company a breach or violation of, or (with or without the giving of notice or lapse of time or both) a default under, its articles of organization or by-laws, or any agreement, indenture, mortgage or lease by which the Company is or may be bound, or any existing law, administrative regulation, decree or order applicable to the Company or to which its property is subject.

          (viii) No approval of any governmental or regulatory body is required in connection with the execution and delivery of, and performance by the Company of its obligations under, this Bond Purchase Agreement and the Company Documents.

          (ix) The Company will furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request to qualify the Bonds for offering and sale under the "blue sky" or other securities laws and regulations of such states and other jurisdictions of the United States as the Underwriter may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it would not otherwise be required to qualify or to take any action which would subject it to general service of process in any jurisdiction where it would not otherwise be so subject.

          (x) The Company will notify the Underwriter of any event occurring before Closing or within 25 days after the end of the underwriting period for the Bonds (within the meaning of Rule 15c2-12) which would require a change in the Official Statement in order to make the statements therein, in light of the circumstances under which made, not misleading and will furnish at the Company's expense to the Underwriter such reasonable number of copies as the Underwriter shall request of amendments or supplements to the Official Statement in order that the statements in the Official Statement, as so amended or supplemented, will not, in the light of the circumstances under which made, when the Official Statement as so amended or supplemented is delivered to a purchaser, be misleading.

          (xi) The Company has not entered into, or been required to enter into, any undertaking to provide continuing disclosure pursuant to Rule 15c2-12.

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     The Company may presume for purposes of this Section 3 that the underwriting period for the Bonds will end on the date of issuance and delivery thereof unless the Company is otherwise notified in writing at the Closing by the Underwriter.

     Any certificate signed by any official of the Company and delivered to the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to statements made therein.

     SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER. The Issuer represents and warrants to and covenants with the Underwriter that:

          (i) The Issuer is a nonprofit corporation designated as a political subdivision under the Constitution and the laws of the State of Arizona.

          (ii) The Issuer has full power and authority to issue and sell the Bonds as provided in the Loan Agreement, the Indenture and the Official Statement and to enter into the Loan Agreement, the Indenture, the Tax Agreement and this Bond Purchase Agreement.

          (iii) The Issuer has adopted a Resolution on July 18, 2006 (the "Bond Resolution"), authorizing the execution and delivery of the Loan Agreement, the Indenture, the Tax Agreement and this Bond Purchase Agreement, the issuance and sale of the Bonds and all actions necessary or appropriate to carry out the same. The Loan Agreement, the Indenture and the Tax Agreement are collectively referred to as the "Issuer Documents."

          (iv) Each meeting of the Issuer at which action was taken or considered in connection with the Project, the Issuer Documents, this Bond Purchase Agreement and the Bonds, including the meeting at which the Bond Resolution was adopted, was a duly noticed and held meeting of the Issuer open to the public at all times.

          (v) This Bond Purchase Agreement has been authorized, executed and delivered by the Issuer.

          (vi) The information with respect to the Issuer contained under the heading "THE ISSUER" in the Official Statement does not at the date hereof, and will not as of the Closing, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

          (vii) To the best knowledge of the undersigned officer of the Issuer, there is no action, suit, proceeding or investigation at law or in equity before or by any court, either state or federal, or public board or body, pending or threatened, calling into question the existence or operations of the Issuer, the validity of the Issuer Documents or this Bond Purchase Agreement or the authority of the Issuer to enter into the Issuer Documents or to issue the Bonds.

          (viii) The authorization, execution and delivery by the Issuer of the Issuer Documents and this Bond Purchase Agreement and the issuance of the Bonds will not violate any existing decree, writ or injunction and will not contravene the provisions of, constitute a default under, or result in the creation of a lien, charge or encumbrance prohibited by, any existing agreement, indenture, bond resolution or other instrument to which the Issuer is a party or by which the Issuer or any of its assets are bound.

          (ix) The Issuer will cooperate with the Company in preparing and making available to the Underwriter any amendments or supplements to the Official Statement pursuant to Section 3(x) hereof at the Company's expense.

          (x) The Issuer will furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request to qualify the Bonds for offering and sale under the "blue sky" or other securities laws and regulations of such states and other jurisdictions of the United States as the Underwriter may request; provided, that in no event shall the Issuer be obligated to qualify to do business in any jurisdiction or consent to service of process in any jurisdiction other than the State of Arizona.

     Any certificate signed by any official of the Issuer and delivered to the Underwriter shall be deemed a representation and warranty by the Issuer to the Underwriter as to statements made therein.

     SECTION 5. CLOSING. On or prior to 11:00 a.m., Chicago time, on September 8, 2006, at the offices of Chapman and Cutler LLP, Chicago, Illinois, or at such other time or such other date or such other place as shall have been mutually agreed upon by the Company, the Issuer and the Underwriter, the Issuer will deliver, or cause to be delivered through the facilities of The Depository Trust Company ("DTC"), to the Underwriter, the Bonds in definitive form duly executed by the Issuer and authenticated by the Trustee, and the Underwriter will accept such delivery and pay the purchase price of the Bonds, subject to the provisions hereof including, without limitation, Section 7 hereof. Payment of the purchase price for the Bonds by the Underwriter will be made by wire transfer in immediately available funds, payable to the Trustee, as provided in the Indenture, or by such other means as is acceptable to the Issuer, the Company, the Underwriter and the Trustee. The above described payment and delivery is herein called the "Closing."

     The Bonds will be delivered as one fully registered bond registered in the name of Cede & Co. and will be available upon request for checking by the Underwriter not less than one business day prior to the Closing.

     It is anticipated that a CUSIP identification number will be printed on the Bonds, but neither the failure to print such number on any Bond nor any error in the printing of such number shall constitute cause for a failure or refusal by the Underwriter to accept delivery of and pay for any Bonds. The Issuer and the Company will cooperate with the Underwriter to obtain the CUSIP number.

     SECTION 6. TERMINATION OF BOND PURCHASE AGREEMENT. The Underwriter shall have the right to cancel its obligation to purchase the Bonds if, on or after the date hereof and on or before the date of Closing: (i) (a) legislation shall be enacted by the House of Representatives or the Senate of the Congress of the United States, or recommended by the President of the United States to the Congress of the United States for passage, or favorably reported for passage to either the House of Representatives or the Senate by any committee of either body to which such legislation has been referred for consideration, (b) a decision shall be entered by a court established under Article III of the Constitution of the United States, or the Tax Court of the United States, or (c) a ruling, regulation or order of the Treasury Department of the United States or the Internal Revenue Service shall be made or proposed, which has the purpose or effect of including the interest on the Bonds in the gross income of the owners of the Bonds for federal income tax purposes; (ii) legislation shall be enacted, or actively considered for enactment by the United States Congress, or a decision by a court of the United States shall be rendered, or a ruling or regulation by the Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter shall be made or proposed, the effect of which is that (A) the Bonds, or any other "security" as defined in the Securities Act of 1933, as amended and as then in effect (the "Securities Act"), relating to the Bonds, are not exempt from the registration, qualification or other requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (B) the Indenture is not exempt from the registration, qualification or other requirements of the Trust Indenture Act of 1939, as amended and as then in effect (the "Trust Indenture Act"); (iii) a stop order, ruling or regulation by the Securities and Exchange Commission shall be issued or made, the effect of which is that the issuance, offering or sale of the Bonds, as contemplated herein or in the Official Statement, is or would be in violation of any provision of the Securities Act, the Exchange Act, the Trust Indenture Act, or other federal law; (iv) there shall occur any event which in the reasonable judgment of the Underwriter either (A) makes untrue or incorrect in any material respect any statement or information contained in the Official Statement or (B) is not reflected in the Official Statement but should be reflected therein in order to make the statements and information contained therein not misleading in any material respect and, in either case, the Company or the Issuer refuses to permit the Official Statement to be supplemented to correct or supply such statement or information, or the effect of the Official Statement as so corrected or supplemented is, in the reasonable judgment of the Underwriter, to materially adversely affect the market for the Bonds or the sale of the Bonds by the Underwriter at the contemplated offering price; (v) there shall have been an outbreak or escalation of hostilities or any other insurrection or armed conflict or any calamity or crisis which, in the reasonable judgment of the Underwriter, materially adversely affects the market for the Bonds or the sale of the Bonds by the Underwriter at the contemplated offering price; (vi) there shall have been a general suspension of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, the Chicago Board of Trade, or any other major U.S. financial or securities exchange, maximum or minimum prices not previously in effect shall have been established on any such exchange, or the daily volume or average prices on any such exchange shall have significantly changed from the current average daily volume or level of prices, the effect of any of which on the financial markets of the United States is, in the reasonable judgment of the Underwriter, to materially adversely affect the market for the Bonds or the sale of the Bonds by the Underwriter at the contemplated offering price; (vii) a banking moratorium shall have been declared by federal, Arizona or New York authorities; (viii) there shall have occurred any material adverse change in the affairs of the Company or the Issuer or the transactions contemplated by this Bond Purchase Agreement, the Official Statement, the Company Documents or the Issuer Documents; (ix) there shall be any litigation, pending or threatened, which, in the reasonable judgment of the Underwriter, makes it impracticable or inadvisable to offer or deliver the Bonds on the terms contemplated by the Official Statement; or (x) the Indenture, the Official Statement, the Company Documents and the Issuer Documents are not executed, approved and delivered. In the event of any termination of this Bond Purchase Agreement permitted under this Section 6, there shall be no liability of any party to this Bond Purchase Agreement to any other party, other than as provided in Sections 9, 10 and 11.

     SECTION 7. CONDITIONS TO THE UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriter hereunder shall be subject to the performance by the Company and the Issuer of their obligations to be performed hereunder at and prior to the Closing and to the following conditions:

          (a) At the time of the Closing, the Official Statement, the Fronting Credit Facility, the Confirming Credit Facility, the Company Documents, the Issuer Documents, this Bond Purchase Agreement and the Bonds shall be in full force and effect in the form heretofore approved by the Company, the Issuer, the Trustee and the Underwriter and none of the foregoing documents shall have been amended, modified or supplemented from the forms thereof as of the date hereof, except as may have been approved by the Underwriter, the Closing in all events, however, to be deemed such approval.

          (b) At the Closing, the Bonds shall be authenticated by the Trustee and delivered to or as directed by the Underwriter.

          (c) At or prior to the Closing, the Underwriter shall receive the following documents in such number of counterparts as shall be mutually agreeable to the Underwriter, the Issuer and the Company:

               (1) The opinions of Paul D. Ellsworth, PLC, of Gallagher & Kennedy P.A. and of Bracewell & Giuliani LLP, counsel for the Company, each dated the date of Closing, covering the points listed in Exhibit A hereto;

               (2) The approving opinion of Chapman and Cutler LLP, Bond Counsel, dated the date of Closing, substantially in the form of Exhibit B hereto;

               (3) The supplemental opinion of Chapman and Cutler LLP, Bond Counsel, dated the date of Closing, substantially in the form of Exhibit C hereto;

               (4) The opinion of Chapman and Cutler LLP, as counsel passing upon certain matters for the Underwriter, dated the date of Closing, substantially in the form of Exhibit D hereto:

               (5) The opinion of Greenberg Traurig, LLP, counsel for the Issuer, dated the date of Closing, substantially in the form of Exhibit E hereto;

               (6) The opinion of Walter G. Schmidt, Senior Corporate Attorney for the Fronting Credit Facility Provider, substantially in the form of Exhibit F hereto;

               (7) The opinion of Quarles & Brady Streich Lang LLP, counsel for the Confirming Credit Facility Provider, substantially in the form of Exhibit G hereto;

               (8) A certificate dated the date of Closing and signed by the sole Manager of the Company to the effect that (A) each of the representations and warranties of the Company set forth in Section 3 hereof and in the Company Documents shall be accurate as if made on and as of the date of Closing, (B) all of the conditions and agreements required in this Bond Purchase Agreement to be satisfied or performed by the Company at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein, (C) as of the date of Closing, no event of default under the Company Documents has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute such an event of default, and (D) as of the date of Closing, there has been no material adverse change in the condition of the Company from that set forth in or contemplated by the Official Statement;

               (9) A certificate dated the date of Closing and signed by an appropriate official or appropriate officials of the Issuer to the effect that (A) each of the representations and warranties of the Issuer set forth in Section 4 hereof and in the Issuer Documents shall be accurate as if made on and as of the date of Closing, (B) all of the conditions and agreements required in this Bond Purchase Agreement to be satisfied or performed by the Issuer at or prior to the date of Closing shall have been satisfied or performed in the manner and with the effect contemplated herein and (C) as of the date of Closing, no event of default under the Issuer Documents has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute such an event of default;

               (10) A certificate dated the date of Closing and signed by an appropriate officer or appropriate officers of the Fronting Credit Facility Provider to the effect that the Fronting Credit Facility has been duly authorized, executed and delivered by the Fronting Credit Facility Provider and that the information set forth in Appendix B to the Official Statement is accurate;

               (11) A certificate dated the date of Closing and signed by an appropriate officer or appropriate officers of the Confirming Credit Facility Provider to the effect that the Confirming Credit Facility has duly authorized, executed and delivered by the Confirming Credit Facility Provider and that the information set forth in Appendix C to the Official Statement is accurate;

               (12) A certificate of a duly authorized officer of the Trustee, as to the due execution of the Indenture and the Tax Agreement by the Trustee and the due authentication and delivery of the Bonds by the Trustee, in form and substance satisfactory to the Underwriter;

               (13) Evidence that Standard & Poor's ("S&P") has assigned ratings of at least AA-/A-1+ to the Bonds;

               (14) A certificate of the Underwriter stating that the long term and short term ratings by S&P of the Confirming Credit Facility Provider are not lower than such ratings by S&P of Wachovia Bank, N.A.; and

               (15) Such additional opinions, certificates, proceedings, instruments and other documents as the Underwriter and the Issuer may reasonably request in connection with the transactions contemplated by this Bond Purchase Agreement.

     SECTION 8. NONSATISFACTION OF CONDITIONS. If any of the conditions to the obligations of the Underwriter contained in Section 7 or elsewhere in this Bond Purchase Agreement shall not have been satisfied when and as required herein, all obligations of the Underwriter hereunder may be terminated by the Underwriter at, or at any time prior to, the Closing by written notice to the Company and the Issuer.

     SECTION 9. INDEMNIFICATION. (a) The Company will indemnify and hold harmless the Underwriter, each of its directors, officers and employees and each person who controls the Underwriter within the meaning of Section 15 of the Securities Act (any such person being herein in this paragraph (a) sometimes called an "Indemnified Party"), against all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (1) an allegation or determination that the Bonds or any other security relating to the Bonds should have been registered under the Securities Act or the Exchange Act or the Indenture should have been qualified under the Trust Indenture Act, or (2) any untrue statement, or alleged untrue statement, of a material fact contained in the Official Statement or any amendment or supplement to the Official Statement or the omission or alleged omission to state in them a material fact necessary to make the statements in them not misleading, except a statement or omission under "UNDERWRITING." The Company shall not be liable under this paragraph if the person asserting any such loss, claim, damage or liability purchased Bonds from the Underwriter, if delivery to such person of the Official Statement or any amendment of or supplement to the Official Statement would have been a valid defense to the action from which such loss, claim, damage or liability arose and if the Official Statement, amendment or supplement was not delivered to such person by or on behalf of the Underwriter.

This indemnity agreement will not limit any other liability the Company may otherwise have to any such Indemnified Party.

     (b) The Company will indemnify and hold harmless the Issuer, each of its officials and employees and each person who controls the Issuer within the meaning of Section 15 of the Securities Act (any such person being herein in this paragraph (b) sometimes called an "Indemnified Party"), against all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (1) an allegation or determination that the Bonds or any other security relating to the Bonds should have been registered under the Securities Act or the Exchange Act or the Indenture should have been qualified under the Trust Indenture Act, or (2) any untrue statement, or alleged untrue statement, of a material fact contained in the Official Statement or any amendment or supplement to the Official Statement or the omission or alleged omission to state in them a material fact necessary to make the statements in them not misleading, except a statement or omission under "THE ISSUER." This indemnity agreement will not limit any other liability the Company may otherwise have to any such Indemnified Party.

     (c) The Underwriter will indemnify and hold harmless the Company and the Issuer, each of their directors, officers, officials and employees and each person who controls either of them within the meaning of Section 15 of the Securities Act (for purposes of this paragraph (c), an "Indemnified Party") against all losses, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with defending any actions, insofar as such losses, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the Official Statement or any amendment or supplement to the Official Statement or the omission to state in them a material fact necessary to make the statements in them not misleading, but only with reference to written information relating to the Underwriter furnished by it specifically for use in the preparation of the documents referred to in the foregoing indemnity. The Company and the Issuer acknowledge that the statements in the Official Statement under "UNDERWRITING" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Official Statement.

     (d) An Indemnified Party (as defined in paragraph (a), (b) or (c) of this
Section 9) will, promptly after receiving notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Company or the Underwriter, as the case may be (in any case the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement of the action. Failure of the Indemnified Party to give such notice will reduce the liability of the Indemnifying Party under this indemnity agreement by the amount of the damages attributable to the failure to give the notice; but the failure will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party otherwise than under the indemnity agreement in this Section. If such action is brought against an Indemnified Party and such Indemnified Party notifies the Indemnifying Party of its commencement, the Indemnifying Party may, or if so requested by the Indemnified Party shall, participate in it or assume its defense, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party that it will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by such Indemnified Party, the Indemnifying Party may participate at its own expense in the defense of the action. If the Indemnifying Party does not employ counsel to have charge of the defense or if any Indemnified Party reasonably concludes that there may be defenses available to it which are different from or in addition to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses incurred by such Indemnified Party will be paid by the Indemnifying Party. Any obligation under this Section of an Indemnifying Party to reimburse an Indemnified Party for expenses includes the obligation to make advances to the Indemnified Party to cover such expenses in reasonable amounts and at reasonable periodic intervals not more often than monthly as requested by the Indemnified Party. An Indemnifying Party shall not be liable for any settlement of any proceeding affected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, an Indemnifying Party shall indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriter shall contribute to the total losses, claims, damages and liabilities (including legal or other expenses of investigation or defense) to which they may be subject in such proportion so that the Underwriter is responsible for the percentage that the underwriting fee is of the sum of such fee and the purchase price of the Bonds specified in Section 1 and the Company is responsible for the balance; provided, that in no case will the Underwriter be responsible for any amounts in the aggregate in excess of the underwriting fee; and provided further, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e) each person who controls the Underwriter within the meaning of Section 15 of the Securities Act will have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of Section 15 of the Securities Act and each officer and each director of the Company will have the same rights to contribution as the Company, subject to the foregoing sentence. Any party entitled to contribution will, promptly after receiving notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this paragraph, notify each party from whom contribution may be sought, but the omission to notify such party shall not relieve any party from whom contribution may be sought from any other obligation it may have otherwise than under this paragraph.

     (f) No right or remedy granted in this Section 9 is intended to limit a party's access to the courts to pursue other rights or remedies provided by law or in equity.

     SECTION 10. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Issuer, as set forth in this Bond Purchase Agreement or made by either of them pursuant to this Bond Purchase Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company, the Issuer or any of their officers or directors or any controlling person, and shall survive delivery of and payment for the Bonds. The obligations of the Company under Section 9 hereof shall survive any termination of this Bond Purchase Agreement by the Underwriter pursuant to its terms.

     SECTION 11. EXPENSES. The Company shall pay any expenses incident to the performance of the obligations hereunder including but not limited to: (i) the cost of the preparation and printing of the Indenture, the Loan Agreement, this Bond Purchase Agreement, the Remarketing Agreement and the Tax Agreement, together with a reasonable number of copies thereof; (ii) the cost of the preparation, printing and delivery of the Official Statement, together with a reasonable number of copies thereof; (iii) the cost of the preparation of the Bonds; (iv) the fees and disbursements of Counsel to the Company and of any other experts or consultants retained by the Company or the Underwriter; (v) the fees and disbursements of Counsel to the Underwriter and Bond Counsel; (vi) the fees and disbursements of Counsel to the Issuer; (vii) the fees, if any, for Bond ratings; and (viii) all registration or filing fees and related costs and expenses incurred in connection with the qualification of the Bonds under state security (or "blue sky") laws and the preparation and printing of a blue sky survey and legal investment memorandum relating to the Bonds. The Company may pay such expenses from the proceeds of the Bonds to the extent legally permissible and which will not adversely affect the exclusion from federal gross income of interest on the Bonds.

     SECTION 12. REPRESENTATION BY COUNSEL. It is understood, agreed and consented to by the parties hereto that, in connection with the transactions described herein, the Issuer will be represented by Greenberg Traurig, LLP; the Company will be represented by Bracewell & Giuliani LLP, by Paul D. Ellsworth, PLC and by Gallagher & Kennedy P.A.; the Fronting Credit Facility Provider will be represented by Latham & Watkins LLP and by Walter G. Schmidt, its Senior Corporate Attorney; the Confirming Credit Facility Provider will be represented by Quarles & Brady Streich Lang LLP; and Chapman and Cutler LLP will serve as Bond Counsel and also pass upon certain matters for the Underwriter.

     SECTION 13. MISCELLANEOUS. (a) Any notice or other communication to be given to the Company or the Issuer under this Bond Purchase Agreement shall be deemed given when delivered in person to their respective addresses set forth on the first page hereof, or when mailed by first class mail, postage prepaid, and addressed to such addresses, or when confirmation is received by the sender that any telex, telegram or telecopy to the Company or the Issuer at such address has been received. Any notice or other communication to be given to the Underwriter under this Bond Purchase Agreement shall be deemed given when delivered in person to the addresses set forth below, or when mailed by first class mail, postage prepaid and addressed to such addresses, or when confirmation is received by the sender that any telex, telegram or telecopy to the Underwriter at such addresses has been received by them, as follows:

               Thornton Farish Inc.
               3500 Eastern Boulevard
               Suite 210
               Montgomery, Alabama 36116

               Attention:   Public Finance Department
               Telephone:   (334) 270-8555
               Telecopy:    (334) 272-0897

     (b) This Bond Purchase Agreement is made solely for the benefit of the Company, the Issuer and the Underwriter (including the successors or assigns of the Underwriter) and no other person, including any purchaser of the Bonds, shall acquire or have any right hereunder or by virtue hereof.

     (c) This Bond Purchase Agreement shall be governed and construed in accordance with the laws of the State of Arizona.

     (d) The captions in this Bond Purchase Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     (e) This Bond Purchase Agreement shall become effective upon the execution of the acceptance hereof by the Company and the Issuer.

                            (execution page follows)

                                        THORNTON FARISH INC.


                                        By /s/ Scott W. Bamman
                                           -------------------------------------
                                           Scott W. Bamman
                                           President

Accepted and agreed to as of the date
first above written:

SNOWFLAKE WHITE MOUNTAIN POWER, LLC


By
   ----------------------------------
   Robert M. Worsley
   Sole Manager


THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE CITY OF SHOW LOW, ARIZONA


By
   ----------------------------------

   ----------------------------------
   President, Board of Directors

                                        THORNTON FARISH INC.


                                        By
                                           -------------------------------------
                                           Scott W. Bamman
                                           President


Accepted and agreed to as of the date
first above written:

SNOWFLAKE WHITE MOUNTAIN POWER, LLC


By /s/ Robert M. Worsley
   ----------------------------------
   Robert M. Worsley
   Sole Manager


THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE CITY OF SHOW LOW, ARIZONA


By
   ----------------------------------

   ----------------------------------
   President, Board of Directors

                                        THORNTON FARISH INC.


                                        By
                                           -------------------------------------
                                           Scott W. Bamman
                                           President


Accepted and agreed to as of the date
first above written:

SNOWFLAKE WHITE MOUNTAIN POWER, LLC


By /s/ Robert M. Worsley
   ----------------------------------
   Robert M. Worsley
   Sole Manager


THE INDUSTRIAL DEVELOPMENT AUTHORITY
OF THE CITY OF SHOW LOW, ARIZONA


By /s/ Randy Tenney
   ----------------------------------
   Randy Tenney
   President, Board of Directors


                                      -15-